UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2024 (April 26, 2024)

CONX Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-39677	85-2728630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5701 S. Santa Fe Dr.

Littleton, CO 80120
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 472-1542

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	CONXU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	CONX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CONXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 1, 2024 (the “Closing Date”), CONX Corp. (the “Company” or “CONX”), a special purpose acquisition company, completed its previously announced transaction pursuant to the terms of the purchase and sale agreement (as amended, the “Purchase Agreement”), dated as of March 10, 2024, by and between the Company and EchoStar Real Estate Holding L.L.C. (“Seller”), a subsidiary of EchoStar Corporation. Pursuant to the terms of the Purchase Agreement, the Company purchased from Seller the commercial real estate property (the “Property”) in Littleton, Colorado, comprising the corporate headquarters of DISH Wireless, for a purchase price of $26.75 million (the “Transaction”).

The Transaction constitutes the Company’s “Business Combination”, as that term is defined in the Company’s Amended and Restated Articles of Incorporation.

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Purchase Agreement

In connection with the closing of the Transaction, the Company and Seller entered into Amendment No. 1 to the Purchase Agreement (“Amendment No. 1”), to amend the form of Seller Lease Agreement (as defined below) to provide that the Company assumes responsibility for maintenance and repair with respect to roof, shell, core and systems of the Property and all other responsibilities (such as general maintenance and repair) are assumed by Seller.

The foregoing descriptions of Amendment No. 1 and the transactions contemplated thereby do not purport to be complete, and are qualified in their entirety by reference to the full text of the Purchase Agreement and Amendment No. 1. A copy of the Purchase Agreement was filed as Exhibit 10.1 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 11, 2024, and incorporated herein by reference. A copy of Amendment No. 1 is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Lease Agreement

In connection with the closing of the Transaction, the Company and Seller have entered into a sale-leaseback agreement (the “Seller Lease Agreement”), pursuant to which Seller will lease back the Property from the Company. The Seller Lease Agreement provides for (i) a base rent payable during the first year of the initial term of $228,500 per month, which will escalate annually at a rate of two percent per annum and (ii) a monthly additional rent payment, which is estimated for each calendar year and paid in equal monthly installments (“Additional Rent”), which represents Seller’s proportionate share of the operating expenses of the Property. CONX’s estimated maintenance and repair obligations with respect to roof, shell, core and systems will be reflected in the Additional Rent as operating expenses to be reimbursed by Seller. Under the Seller Lease Agreement, the responsibilities for management of the Property are allocated among the Company and Seller, as tenant, such that the Company assumes responsibility for roof, shell, core and systems and all other responsibilities (such as general maintenance and repair) are assumed by Seller.

Following the end of each calendar year, CONX will deliver to Seller a statement of the actual expenses (an “Expense Statement”) incurred at the Property for the preceding year. To the extent Seller’s proportionate share of the actual expenses incurred at the Property exceed the estimated expenses for such year, Seller will be obligated to pay CONX the difference within 30 days of its receipt of the Expense Statement. To the extent Seller’s proportionate share of the actual expenses incurred at the Property are less than the estimated expenses for such year, CONX will be required to refund Seller the difference at the time it delivers the Expense Statement.

The foregoing descriptions of the Seller Lease Agreement and the transactions contemplated thereby do not purport to be complete, and are qualified in their entirety by reference to the full text of such instruments. A copy of the Seller Lease Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The information contained in Item 8.01 of this Current Report on Form 8-K under the heading “Issuance of Series A Preferred Stock” is incorporated by reference into this Item 3.02. The offering of the securities was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and made in reliance on the Section 4(a)(2) exemption from registration under the Securities Act.

Item 7.01. Regulation FD Disclosure.

On May 1, 2024, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is attached hereto as Exhibits 99.1 and is incorporated by reference into this Item 7.01.

The information in this Item 7.01, including in Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or any other filing of the Corporation under the Securities Act of 1933 or the Exchange Act.

Item 8.01. Other Events.

Issuance of Series A Preferred Stock

On the Closing Date, the Company completed its previously announced transaction (the “Equity Forward Transaction”) pursuant to the terms of the subscription agreement, dated as of November 1, 2023, by and between the Company and Charles W. Ergen, the Company’s founder or an affiliate (the “Subscriber”, and such subscription agreement, as amended by that certain amendment no. 1 to subscription agreement, dated March 25, 2024, the “Subscription Agreement”). The closing of the Equity Forward Transaction was contingent upon the consummation of the Company’s initial business combination transaction. Pursuant to the Subscription Agreement, the Company issued and sold to the Subscriber 17,391,300 shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share, at an aggregate purchase price of approximately $200 million, or $11.50 per share.

The foregoing descriptions of the Subscription Agreement and the transactions contemplated thereby do not purport to be complete, and are qualified in their entirety by reference to the full text of such instruments. A copy of the Subscription Agreement was filed as Exhibit 10.1 of the Current Report on Form 8-K filed by the Company with the SEC on November 1, 2023, and is incorporated herein by reference. A copy of amendment no. 1 to subscription agreement, dated March 25, 2024, was filed as Exhibit (d)(15) of Schedule TO-I filed by the Company with the SEC on April 1, 2024, and is incorporated herein by reference.

Repayment of Promissory Note

As previously reported, on March 25, 2024, the Company issued an amended and restated promissory note (the “Second Restated Note”) in the principal amount of up to $900,000 to nXgen Opportunities, LLC, the Company’s sponsor (the “Sponsor”). As of the Closing Date, the Company satisfied and discharged its obligations under the Second Restated Note by repaying in full the principal amount of $900,000 to the Sponsor.

Repayment of Extension Notes

As previously reported, on October 31, 2022, the Company issued a promissory note (the “First Extension Note”) in the principal amount of up to $1,168,773.76 to the Sponsor, pursuant to which the Sponsor agreed to loan the Company up to $1,168,773.76 in connection with the extension of the Company’s time to consummate a business combination from November 3, 2022 to June 3, 2023. As of the Closing Date, the Company satisfied and discharged its obligations under the First Extension Note by repaying in full the principal amount of $1,168,773.76 to the Sponsor.

As previously reported, on June 2, 2023, the Company issued a promissory note (the “Second Extension Note”, and together with the First Extension Note, the “Extension Notes”) in the principal amount of up to $539,652.40 to the Sponsor, pursuant to which the Sponsor agreed to loan the Company up to $539,652.40 in connection with the extension of the Company’s time to consummate a business combination from June 3, 2023 to November 3, 2023. As of the Closing Date, the Company satisfied and discharged its obligations under the Second Extension Note by repaying in full the principal amount of $539,652.40 to the Sponsor.

Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Transaction, and other risks and uncertainties indicated from time to time in filings with the SEC, including “Risk Factors” in the Definitive Proxy Statement filed with the SEC on October 12, 2023 and in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 29, 2024, as amended on Form 10-K/A, filed with the SEC on April 15, 2024, and in other reports we file with the SEC. CONX expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in CONX’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1	Purchase and Sale Agreement, dated March 10, 2024, by and between CONX Corp. and EchoStar Real Estate Holding L.L.C. (filed as Exhibit 10.1 to CONX Corp.’s Current Report on Form 8-K, filed on March 11, 2024, and incorporated herein by reference).

10.2	Amendment No. 1 to Purchase and Sale Agreement, dated as of April 26, 2024.

10.3	Lease Agreement, dated as of May 1, 2024, by and between CONX Corp. and EchoStar Real Estate Holding L.L.C.

10.4	Subscription Agreement, dated November 1, 2023 (filed as Exhibit 10.1 to CONX Corp.’s Current Report on Form 8-K, filed on November 1, 2023, and incorporated herein by reference).

10.5	Amendment No. 1 to Subscription Agreement, dated March 25, 2024 (filed as Exhibit (d)(15) of Schedule TO-I, filed on April 1, 2024, and incorporated herein by reference).

99.1	Press Release, dated May 1, 2024.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONX Corp.

Date: May 1, 2024	By:	/s/ Kyle Jason Kiser
	Name:	Kyle Jason Kiser
	Title:	Chief Executive Officer